Exhibit 99.1

FMC Corporation

Morgan Stanley Basic Materials Conference

February 22, 2005

William G. Walter Chairman, President, CEO

Disclaimer

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.

Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Non-GAAP Financial Terms

These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the sum of Income (loss) from continuing operations before income taxes and Depreciation and Amortization.

EBITDA Margin is the quotient of EBITDA (defined above) divided by Revenue.

ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax Interest expense divided by the sum of Short-term debt, Current portion of long-term debt, Long-term debt and Total shareholders’ equity.

Segment Financial Terms

These slides contain references to segment financial items which are presented in detail in Note 19 of FMC’s 2003 Form 10-K. Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for a segment is the sum of Income (loss) from continuing operations before income taxes for that segment and Depreciation and Amortization for that segment.

EBITDA Margin for a segment is the quotient of EBITDA (defined above) divided by Revenue for that segment.

FMC Corporation

Diversified chemical company with leading market positions in industrial, consumer and agricultural markets globally

($ million, 12/31/04)

FMC

Revenue: $2,051.2 EBITDA: $369.8 Margin*: 18.0%

Industrial Chemicals

Revenue: $813.7 EBITDA: $124.3 Margin*: 15.3%

Specialty Chemicals

Revenue: $538.0 EBITDA: $128.5 Margin*: 23.9%

Agricultural Products

Revenue: $703.5 EBITDA: $147.7 Margin*: 21.0%

* EBITDA margin

Industrial Chemicals Overview

2004 Consolidated Sales: $813.7 million

Foret

35% Alkali (Soda ash) 46%

Peroxygens 19%

Asia 7%

Europe/Middle East/Africa 36% North America 50% Latin America 8%

Excludes phosphorus chemicals sales at Astaris JV, largely in North America

#1 North American manufacturer of soda ash and peroxygens Backward integration into natural resources Low-cost, process production technology

Industrial Chemicals Performance

Now emerging from 2003 trough profits that were more than $100 million below the late 1990’s peak $250

$200

Millions $150

$100 $50 $0 $208 $194 $177

$133 $130 $124

$94

1998 1999 2000 2001 2002 2003 2004

25%

20%

15% Margin

10% 5% 0%

EBITDA Capital Spending EBITDA Margin (%)

Specialty Chemicals Overview

2004 Consolidated Sales: $538.0 million

Lithium 28%

BioPolymer 72%

Asia 15%

North America 41% Europe/Middle East/Africa 36% Latin America 8%

BioPolymer: – Adds structure, texture and stability to food

– Acts as a binder & disintegrant for dry tablet drugs

– Market leader in every product line

Lithium: – One of two global, integrated manufacturers

– Focus on specialty products—pharmaceuticals and energy storage devices

Specialty Chemicals Performance

The benefit of continued sales growth has recently been offset by cost pressures in the BioPolymer business $140

$120

$100

Millions $80

$60

$40 $20 $0 $132 $129 $127 $122 $116

2000 2001 2002 2003 2004

30%

25%

20%

Margin

15

% 10% 5% 0%

EBITDA Capital Spending EBITDA Margin (%)

Agricultural Products Overview

2004 Consolidated Sales: $703.5 million

Fungicides 2% Herbicides 25%

Insecticides 73%

Asia 13%

North America 35% Europe Middle East Africa 16%

Latin America 36%

Proprietary, branded insecticides and herbicides

Key crops: cotton, corn, rice, cereals, fruits and vegetables FMC differentiated by:

– Focused innovation (R&D is ~10% of sales)

– Cost reduction strategies

– The depth and breadth of partnerships and alliances

Agricultural Products Performance

Significant recovery driven by improving global farm economy, strength in Brazil and benefits of a highly focused FMC strategy $160 $140 $120

Millions $100

$80 $60 $40 $20 $0 $148

$114 $111 $101 $99

2000 2001 2002 2003 2004

25%

20%

15% Margin

10% 5% 0%

EBITDA Capital Spending EBITDA Margin (%)

Our Objectives in the Near Term

Unlocking value and creating a faster growing FMC

Realize the operating leverage inherent within FMC

– Sustained double-digit growth in earnings*

– Industrial Chemicals recovery

– Continued growth in Specialty Chemicals and Agricultural Products

Create greater financial flexibility

– Reduce net debt to $600 million by the end of 2006

– Regain an investment grade credit rating

Focus the portfolio on higher growth

businesses

– Manage Specialty Chemicals and Agricultural Products for growth

– Manage Industrial Chemicals for cash

– Divest any business that cannot sustain our cost of capital

– Improve ROIC to 12 percent minimum by 2006

* Before restructuring and other income and charges

On Track to Exceed Our Objectives

2003 Actual 2004 Actual 2005 Outlook 2006 Targets

Earnings per Share* $1.90 $3.20 $3.70 –$3.90 Double-digit annual growth**

Net Debt Reduction $47m $155m $200m $300m (cumulative)

Return on Invested Capital 8.4% 10.5% >11% Minimum of 12%

* Before restructuring and other income and charges

** From the 12-month period ended 12/31/03 through 12/31/06

Multi-Year Recovery

We remain on track to deliver a sustained multi-year recovery in sales and earnings

2,200

Sales, $ millions

2,000

1,800

1,600

1,400

1,200

1,000

2000 2001 2002 2003 2004 2005E

6.00

5.00

4.00

3.00

2.00

1.00

EPS*, $

Sales EPS

* Earnings before restructuring and other income and charges per diluted share; 2005E calculated using the mid-point of January 28, 2005 guidance.

Industrial Chemicals to be the Primary Driver of the Corporation’s Higher Earnings

2005 earnings to be up approximately 50 percent versus 2004

2005 total price realization of $50 million

– Successful price increase on domestic non-restricted soda ash volume

– Significant improvement in soda ash export prices

– Peroxide price increase of a couple cents per lb.

– Higher selling prices for North American and European phosphates

– Peak soda ash prices expected by 2006-7

Partially offset by cost increases of $25 million

– Freight and energy account for 2/3’s of the increase

– Balance is raw materials: caustic, sulfuric acid, acetic acid, phosphate rock

Increased volumes and fixed cost reduction

to contribute

Sold-out U.S. Soda Ash Industry

2005 domestic price increase is the most significant since 1996

U.S. Bulk Soda Ash Price Index (1990 = 1.0)

0.8 0.9 1 1.1 1.2

1990 1991 1992

1993 1994 1995 1996 1997 1998 1999

2000 2001 2002 2003 2004

2005F

85 90 95 100 U.S. Capacity Utilization

(% Effective)

2005 Contract Renewals Price Index Capacity Utilization

Tight Domestic Hydrogen Peroxide Market

2005 to represent the third consecutive year of rising prices

1.2

1.1 Peroxide .0) (1994=1 1 Hydrogen 0.9 N.A. Price Index 0.8 0.7

0.6

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

2005F

70 75 80 85 90 95 100 N.A. Capacity Utilization

(% Effective)

Price Index Capacity Utilization

Platforms in Specialty Chemicals To Drive Top-line Growth

2005 revenue growth in mid-single digits

– Strong organic growth in BioPolymer end-markets of 3-6% per year

– Focus on lithium specialty markets growing at 4 to >10% per year

– Selective increases in selling prices

Earnings growth rate in excess of revenue growth

– Productivity improvements to drive margin expansion in 2005

– Raw materials to remain stable versus 2004 and improve thereafter

Promising new products for the future

– Oral dosage form technologies

– Functional food ingredients

– Fine chemistry applications of lithium

Agricultural Products to Remain Strong

Relatively flat revenue versus 2004

– Growth in new products and labels in the Americas and Europe

– Brazilian market to remain strong for at least another year

– Unfavorable impact of price pressure from generic producers in North American insecticides

Similar earnings in 2005 versus 2004

– Relatively flat sales

– Continued progress in reducing manufacturing costs via outsourcing

– Higher energy, raw material and freight costs

In-licensed products to contribute $50-90 million to sales by ‘09

Free Cash Flow to Exceed Net Debt Target

Cumulative net debt reduction of $202 million since 2002 versus a target of $300 million by the end of 2006

500

400

300 millions 200

‘s, 100 $

0 -100

-200

2005 Cash Flow Drivers

Pre-tax Other Interest Capex Uses**

EBITDA* Other Free Cash Sources*** Flow

* Assumes mid-point guidance of $3.80 per share, 39 million shares outstanding, tax rate of 25%, pre-tax interest of $70 million and D&A of $130 million.

** Includes legacy environmental spending, Pocatello remediation spending, pension contributions and taxes.

*** Includes proceeds from sale of San Jose, CA property and repayment of deferrals by Astaris.

In Summary

Great businesses, each with EBITDA of at least $125 million Industrial Chemicals earnings still over $75 million below peak Steady growth in Specialty Chemicals and

Ag Products Low capital expenditure requirements Substantial decline in unusual demands on cash flow Significant balance sheet deleveraging

FMC Remains Grossly Undervalued

Despite our strong financial performance

(LTM) 40

35

Value/EBITDA

30 25 20 15

Enterprise

10 5

0

Lyondell

Albemarle

Olin

Scotts

Crompton

S&P 400 Midcap Lubrizol

Valspar

Airgas RPM

Sensient

Chemicals

Cytec

Min.

Tech.

Ferro

Cabot

FMC

Enterprise value as of the close on February 14, 2005

Disciplined Approach to

Unlocking Value

Our long term objectives are focused on proactively unlocking value once financial flexibility is achieved

Maintain strategic and financial flexibility to invest in growth

– Continued R&D investment in Agricultural Products

– Pursue acquisitions in BioPolymer business

– Employ stringent acquisition criteria:

–Highly complementary –Substantial synergies –Accretive to earnings

Actively manage the business portfolio to create value

Return capital to shareholders in most efficient manner

FMC Corporation

Appendix: Earnings

Reconciliation

RECONCILIATION OF NET INCOME (GAAP) TO AFTER-TAX INCOME FROM CONTINUING OPERATIONS, EXCLUDING RESTRUCTURING AND OTHER INCOME AND CHARGES (NON-GAAP) (Unaudited, in millions, except per share amounts)

Twelve Months Ended December 31,

2004 2003

Diluted earnings per common share (GAAP) $4.28 $0.75

Discontinued operations per diluted share (GAAP) 0.42 0.37

Restructuring and other charges per diluted share, before tax* 0.40 1.35

Tax effect of restructuring and other charges per diluted share (0.16) (0.57)

Write-off of deferred financing fees per diluted share** 0.26 -

Tax effect of write-off of deferred financing fees per diluted share (0.10) -

Tax adjustments per diluted share*** (1.90) -

Diluted after-tax income from continuing operations per share, excluding restructuring and other income and charges (Non-GAAP) $3.20 $1.90

Average number of shares used in diluted

after-tax income from continuing operations per share computations 37.4 35.6

*Restructuring and other charges includes FMC’s share of charges recorded by Astaris, LLC, the phosphorous joint venture. FMC’s share of such charges are included in “Equity in loss of affiliates” and were $0.7 million-gain and $11.5 million, before tax, for the three and twelve months ended December 31, 2004 and $8.4 million and $53.3 million, before tax, for the three and twelve months ended December 31, 2003 respectively.

**In conjunction with entering into the 2004 Credit Agreement on October 29, 2004, the Company wrote off $9.9 million of deferred financing fees associated with the previous credit agreements.

***For the three months ended December 31, 2004, tax adjustments represent a tax benefit of $38.6 million resulting from an adjustment to income tax liabilities due to a December 2004 pronouncement from the Internal Revenue Service and a tax benefit of $31.1 million primarily related to valuation allowance adjustments. For the twelve months ended December 31, 2004, tax adjustments includes the items noted in the three months ended December 31, 2004 as well as a tax benefit of $1.3 million resulting from a refund received from the Internal Revenue Service.

Appendix: EBITDA Reconciliation

Reconciliation of full-year 2004 consolidated income from continuing operations before income taxes (a GAAP measure) to 2004 EBITDA (a Non-GAAP measure)

(Unaudited, in millions)

12/31/2004

Income (loss) from continuing operations before

income taxes $131.1

Add:

Restructuring and other charges 15.0

Interest expense, net 78.4

Write-off of deferred financing fees 9.9

Affiliate Interest Expense 1.1

Depreciation and amortization 134.3

EBITDA (Non-GAAP) 369.8

Appendix: Segment EBITDA Reconciliation

Reconciliation of full-year 2004 segment operating profit (a GAAP measure) to 2004 EBITDA (a Non-GAAP measure)

(Unaudited, in millions)

Segment Industrial Chemicals Specialty Chemicals Agricultural Products

FY 2004 segment operating profit (GAAP) $57.3 $96.1 $118.4

Add:

Depreciation and amortization 67.0 32.4 29.3

FY 2004 EBITDA (Non-GAAP) $124.3 $128.5 $147.7

# Appendix: ROIC Reconciliation

FMC

**Reconciliation of Numerator Income from Continuing Operations (GAAP) to numerator Income from Continuing Operations before restructuring and other income and charges and and after-tax interest expense, net (Non-GAAP) used in ROIC (Return on Invested Capital) calculation.**

(Unaudited, in millions)

| | | 2003 Actual | 2004 Actual |
|---|---|---|---|
| **Income (loss) from continuing operations (GAAP)** | | $ 39.8 | $ 175.6 |
| Interest Expense, net | | 92.2 | 78.4 |
| Tax effect of Interest Expense, net | | (20.0) | (18.2) |
| Restructuring and other charges* | | 48.2 | 15.0 |
| Tax effect of restructuring and other charges (gains) | | (20.5) | (5.8) |
| Write-off of deferred financing fees** | | | 9.9 |
| Tax effect of write-off of deferred financing fees | | | (3.9) |
| Tax Adjustments*** | | | (71.0) |
| **ROIC numerator (Non-GAAP)** | | $ 139.7 | $ 180.0 |
| **2-Point Average Denominator** | Dec-02 | Dec-03 | Dec-04 |
| Short-term Debt | $ 64.3 | $ 13.8 | $ 30.2 |
| Current portion of long-term debt | 166.8 | 3.0 | 70.8 |
| Long-term debt | 1,035.9 | 1,033.4 | 822.2 |
| Shareholder's Equity | 406.0 | 588.3 | 876.2 |
| | $ 1,673.0 | $ 1,638.5 | $ 1,799.4 |
| **ROIC denominator (2 pt. avg) (GAAP)** | | $ 1,655.8 | $ 1,719.0 |
| **ROIC ( Using Non-GAAP Numerator)** | | 8.4% | 10.5% |

*Restructuring and other charges includes FMC's share of charges recorded by Astaris, LLC, the phosphorous joint venture. FMC's share of such charges are included in "Equity in loss of affiliates" and were $0.7 million-gain and $11.5 million, before tax, for the three and twelve months ended December 31, 2004 and $8.4 million and $53.3 million, before tax, for the three and twelve months ended December 31, 2003 respectively.

**In conjunction with entering into the 2004 Credit Agreement on October 29, 2004, the Company wrote off $9.9 million of deferred financing fees associated with the previous credit agreements.

***For the three months ended December 31, 2004, tax adjustments represent a tax benefit of $38.6 million resulting from an adjustment to income tax liabilities due to a December 2004 pronouncement from the Internal Revenue Service and a tax benefit of $31.1 million primarily related to valuation allowance adjustments. For the twelve months ended December 31, 2004, tax adjustments includes the items noted in the three months ended December 31, 2004 as well as a tax benefit of $1.3 million resulting from a refund received from the Internal Revenue Service.

27

FMC Corporation